UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: August 5, 2009

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                                                                                                                                      (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on August 5, 2009 as Exhibit 99.1, which is included herein.  This press release was issued to report July traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  August 5, 2009

EXHIBIT INDEX

Exhibit  Description

99.1         Press Release

CONTACT:          Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wednesday, Aug. 5, 2009

AMERICAN AIRLINES REPORTS JULY TRAFFIC

FORT WORTH, Texas – American Airlines reported a July load factor of 87.3 percent, an increase of 1.4 points versus the same period last year.  Traffic decreased 6.4 percent and capacity decreased 8.0 percent year over year.
Domestic traffic decreased 8.0 percent year over year on 10.4 percent less capacity.  International traffic decreased by 3.7 percent relative to last year on a capacity decrease of 4.0 percent.
American boarded 8.2 million passengers in July.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	July
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	11,662,942	12,464,952	-6.4%
D.O.T. DOMESTIC	7,237,970	7,870,662	-8.0
INTERNATIONAL	4,424,972	4,594,291	-3.7
ATLANTIC	1,891,446	1,892,794	-0.1
LATIN AMERICA	2,051,245	2,215,761	-7.4
PACIFIC	482,281	485,735	-0.7
AVAILABLE SEAT MILES (000)
SYSTEM	13,364,279	14,524,401	-8.0%
D.O.T. DOMESTIC	8,078,395	9,017,160	-10.4
INTERNATIONAL	5,285,884	5,507,240	-4.0
ATLANTIC	2,269,828	2,277,212	-0.3
LATIN AMERICA	2,435,373	2,650,343	-8.1
PACIFIC	580,683	579,685	0.2
LOAD FACTOR
SYSTEM	87.3%	85.8%	1.4	Pts
D.O.T. DOMESTIC	89.6	87.3	2.3
INTERNATIONAL	83.7	83.4	0.3
ATLANTIC	83.3	83.1	0.2
LATIN AMERICA	84.2	83.6	0.6
PACIFIC	83.1	83.8	-0.7
PASSENGERS BOARDED	8,160,769	8,804,633	-7.3%

SYSTEM CARGO TON MILES (000)	136,449	179,839	-24.1%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD July
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	71,808,916	79,343,386	-9.5%
D.O.T. DOMESTIC	45,174,778	50,623,240	-10.8
INTERNATIONAL	26,634,138	28,720,146	-7.3
ATLANTIC	10,673,326	11,192,714	-4.6
LATIN AMERICA	12,827,015	14,302,890	-10.3
PACIFIC	3,133,797	3,224,541	-2.8
AVAILABLE SEAT MILES (000)
SYSTEM	89,693,545	97,281,655	-7.8%
D.O.T. DOMESTIC	54,534,486	60,971,106	-10.6
INTERNATIONAL	35,159,059	36,310,548	-3.2
ATLANTIC	14,006,967	14,240,709	-1.6
LATIN AMERICA	17,183,176	18,191,967	-5.5
PACIFIC	3,968,916	3,877,872	2.3
LOAD FACTOR
SYSTEM	80.1%	81.6%	-1.5	Pts
D.O.T. DOMESTIC	82.8	83.0	-0.2
INTERNATIONAL	75.8	79.1	-3.3
ATLANTIC	76.2	78.6	-2.4
LATIN AMERICA	74.6	78.6	-4.0
PACIFIC	79.0	83.2	-4.2
PASSENGERS BOARDED	50,588,865	56,133,612	-9.9%

SYSTEM CARGO TON MILES (000)	906,214	1,217,683	-25.6%

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